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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 27, 2004


                           Long Beach Acceptance Corp.
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             (Exact name of registrant as specified in its charter)



           Delaware                      333-108506              33-0660404
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


         One Mack Centre Drive
          Paramus, New Jersey                                       07652
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(Address of Principal Executive Offices)                          (Zip Code)


     Registrant's telephone number, including area code  (201) 262-5222
                                                         --------------


                                    No Change
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          (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

     Long Beach Acceptance Corp. (the "Registrant") has registered issuances of an aggregate of up to $1,292,830,655 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-108506) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Long Beach Acceptance Auto Receivables Trust 2004-B, a Delaware business trust, issued $250,000,000 in aggregate principal amount of its Asset-Backed Notes, Series 2004-B (the "Notes") on July 16, 2004 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of July 1, 2004, between the Trust and Wells Fargo Bank, National Association, in its capacity as indenture trustee (the "Indenture Trustee"). The Offered Notes evidence indebtedness of the Trust and consist of four classes, the $42,000,000 1.57625% Asset-Backed Notes, Class A-1, the $100,000,000 2.65% Asset-Backed Notes, Class A-2, the $58,000,000 3.46%
Asset-Backed Notes, Class A-3 and its $50,000,000 4.05% Asset-Backed Notes, Class A-4 (collectively, the "Offered Notes"). Also issued by the Trust, but not offered pursuant to the Prospectus Supplement (as defined herein) is the Class R Certificate.

     The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of non-prime automobile loans (the "Receivables") secured by new and used automobiles, sport utility vehicles, light duty trucks and vans financed thereby.

     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated June 24, 2004 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement, dated June 24, 2004, between Long Beach Acceptance Corp., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

     4.1 Indenture, dated as of July 1, 2004 among Long Beach Acceptance Auto Receivables Trust 2004-B, a Delaware business trust acting through its owner trustee, and Wells Fargo Bank, National Association, as indenture trustee.

     4.2 Amended and Restated Trust Agreement, dated as of July 1, 2004, between Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as Owner Trustee.

     4.3 Financial Guaranty Insurance Policy, dated as of July 16, 2004 and delivered by Financial Security Assurance Inc.

     8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of July 16, 2004.

     10.1 Sale and Servicing Agreement, dated as of July 1, 2004, among Long Beach Acceptance Corp., as Originator, as Servicer and as Custodian, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Auto Receivables Trust 2004-B, as Issuer and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

     10.2 Indemnification Agreement, dated as of July 1, 2004, among Financial Security Assurance Inc., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

     23.1 Consent of PWC regarding financial statements of the Insurer.

     99.1 Annex A to Exhibits 4.1, 4.2 and 10.1.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                          LONG BEACH ACCEPTANCE CORP.
                          ---------------------------
                               Registrant and on behalf of Long Beach Acceptance Auto Receivables Trust 2004-B


                                                By: /s/ Stephen W. Prough
                                                    ----------------------------
                                                    Name:  Stephen W. Prough
                                                    Title: President and
                                                           Chairman of the Board




Dated: July 27, 2004


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                                  EXHIBIT INDEX
                                  -------------

     1.1 Underwriting Agreement, dated June 24, 2004, between Long Beach Acceptance Corp., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

     4.1 Indenture, dated as of July 1, 2004 among Long Beach Acceptance Auto Receivables Trust 2004-B, a Delaware business trust acting through its owner trustee, and Wells Fargo Bank, National Association, as indenture trustee.

     4.2 Amended and Restated Trust Agreement, dated as of July 1, 2004, between Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as Owner Trustee.

     4.3 Financial Guaranty Insurance Policy, dated as of July 16, 2004 and delivered by Financial Security Assurance Inc.

     8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of July 16, 2004.

     10.1 Sale and Servicing Agreement, dated as of July 1, 2004, among Long Beach Acceptance Corp., as Originator, as Servicer and as Custodian, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Auto Receivables Trust 2004-B, as Issuer and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

     10.2 Indemnification Agreement, dated as of July 1, 2004, among Financial Security Assurance Inc., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

     23.1 Consent of PWC regarding financial statements of the Insurer.

     99.1 Annex A to Exhibits 4.1, 4.2 and 10.1.